UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2019

Horizon Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Street, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	HBNC	The NASDAQ Stock Market, LLC

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Horizon Bancorp, Inc. (“Horizon”) on March 26, 2019 (the “Original 8-K”), announcing the completion of Horizon’s acquisition of Salin Bancshares, Inc. (“SBI”) on March 26, 2019. The sole purpose of this Amendment No. 1 is to provide the historical financial statements of SBI as required by Item 9.01(a), and the pro forma financial information as required by Item 9.01(b), in connection with Horizon’s acquisition of SBI, which financial statements were not included in the Original 8-K. Please refer to the Original 8-K for further discussion of Horizon’s acquisition of SBI.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i)

The audited consolidated financial statements of SBI as of and for the year ended December 31, 2017, together with the notes thereto and the report of the independent auditor thereon, are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(ii)

The unaudited condensed consolidated balance sheet of SBI as of September 30, 2018, and the unaudited condensed consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of SBI for the nine months ended September 30, 2018 and 2017, together with the notes thereto, are attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed consolidated balance sheet of Horizon as of December 31, 2018, and the unaudited pro forma combined condensed consolidated income statement of Horizon for the year ended December 31, 2018, together with the notes thereto, giving effect to the merger between Horizon and SBI, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description	Location

23.1	Consent of BKD, LLP	Attached

99.1	Audited Consolidated Financial Statements of Salin Bancshares, Inc. as of and for the year ended December 31, 2017, together with the notes thereto and the report of the independent auditor thereon	Attached

99.2	Unaudited Condensed Consolidated Balance Sheet of Salin Bancshares, Inc. as of September 30, 2018, and the Unaudited Condensed Consolidated Statements of Income, Comprehensive Income, Changes in Stockholders’ Equity, and Cash Flows of Salin Bancshares, Inc. for the nine months ended September 30, 2018 and 2017, together with the notes thereto	Attached

99.3	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of Horizon as of December 31, 2018, and the Unaudited Pro Forma Combined Condensed Consolidated Income Statement of Horizon for the year ended December 31, 2018, together with the notes thereto	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 3, 2019	Horizon Bancorp, Inc.

	By:	/s/ Mark E. Secor
Mark E. Secor, Executive Vice President and Chief Financial Officer